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                                                                    Exhibit 10.6

                                AMENDMENT NO. 5
                                       TO
                          FREIGHTER SERVICES AGREEMENT

     This Amendment No. 5 to the Freighter Services Agreement dated October 1, 1994, between World Airways, Inc., a Delaware corporation ("World" or "World Airways") and Malaysian Airline System Berhad, a Malaysian corporation ("MAS") as amended by Amendment Number 1 thereto dated December 31, 1994, Amendment Number 2 thereto dated February 9, 1995, Amendment No. 3 dated March 5, 1995, and Amendment No. 4 dated July___, 1995 (collectively hereinafter referred to as the "Agreement") is entered into this 24/th/ day of July, 1995, by and between World Airways and MAS.

     WHEREAS, the Agreement currently provides for a monthly minimum block hour guarantee of 400 hours per aircraft provided pursuant to this Agreement; and

     WHEREAS, the parties desire to permit the aggregation of the minimum monthly block hour guarantees per aircraft to provide for a total monthly minimum block hour guarantee for all aircraft provided pursuant to this Agreement; and

     NOW, THEREFORE, in consideration of the foregoing and other mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to further amend the Agreement as follows:

     1. Section 3.1 of the original Agreement dated October 1, 1994, which has not heretofore been amended, is amended by adding the following sentence at the end thereof:

     "The minimum monthly block hour guarantee of 400 hours may be aggregated for all aircraft provided pursuant to this Agreement, e.g., the minimum monthly block hour guarantee for three aircraft is 1200 block hours per month."

     2. Except as amended hereby, all the terms and conditions set forth in the Agreement shall remain the same and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their duly authorized officers as of the day and year first above written.


MALAYSIAN AIRLINE SYSTEM BERHAD                 WORLD AIRWAYS, INC.


By: /s/ Baharudin Ngah                          By: /s/ Ahmad M. Khatib
   -------------------------------                 ---------------------------
   Baharudin Ngah                                  Ahmad M. Khatib
   Director-Cargo                                  Executive Vice President